                      Supplement dated December 15, 2000
                        to Prospectus dated May 1, 2000
                  for Group Variable Universal Life Insurance

                  Special Features of the Group Contract for
                             Executive Group Plans

This document is a supplement to the prospectus dated May 1, 2000 (the "prospectus") for the Group Variable Universal Life Insurance Contract and Certificates that Prudential offers to you. This supplement must be accompanied by the prospectus and The Funds supplement. The prospectus describes the insurance features and certain other aspects of the Group Contract and Certificates made available to your Group.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Eligibility and Enrollment

Who is Eligible For Coverage?

Eligible Group Members are active employees, classes or members of the Group as determined by the employer or Group Contract holder. We refer to each Eligible Group Member who buys coverage as a "Participant". When the term "you" or "your" is used, we are also referring to a Participant.

Is There A Limited Enrollment Period?

No, Eligible Group Members may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of the Covered Person's good health before that person can become covered.

Coverage Information

How Much Coverage May An Eligible Group Member Buy?

You may choose a Face Amount up to five times your annual base earnings or salary (less incentive compensation) to a maximum of $2,000,000. The minimum Face Amount is $20,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Issues Certificates section of the prospectus.

Are Increases in Coverage Available?

Yes. For Face Amounts based on annual salary or earnings, we may increase coverage amounts on each January 1/st/ based on salary or earnings information reported to us. At any time, you may choose to increase your Face Amount of insurance, but you must provide evidence of good health.


Will Coverage Amounts Ever Decrease?

No, coverage amounts will not decrease unless you request a decrease.

See the Changes in Face Amount and Tax Treatment of Certificate Benefits sections of the prospectus.


Does The Certificate Include An Accelerated Death Benefit Provision?

Yes. You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 50% of the Death Benefit, subject to a maximum of $250,000. "Terminally ill" means you have a life expectancy of 6 months or less. Prudential charges a fee of $350 when an accelerated death benefit is paid.


Does The Coverage Have Exclusions?

Yes. As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus.


What Are The Terms Of A Loan?

Amount available for borrowing: You may borrow up to the Loan Value of your Certificate Fund. The Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. When you request a loan, an amount equal to the loan will be deducted from your certificate's investment options on a pro-rata basis unless you elect to take it only from selected investment options. The minimum loan amount is $200.

Interest rate: The net cost of the loan is equal to an annual rate of 2%.

See the Loans section of the prospectus for more details.

Premiums


How Much Money Can Be Contributed To Investment Options?

You can contribute, subject to annual and lifetime limits set by the Internal Revenue Service, any dollar amount. See the Tax Treatment of Certificate Benefits section of the prospectus.

May Additional or Lump Sum Premium Payments Be Made?

Yes. You may make lump sum payments at any time. The minimum lump sum payment is $100. The maximum is subject to annual and lifetime limits set by the Internal Revenue Service. See the Tax Treatment of Certificate Benefits section of the prospectus.


Changes in Personal Status

What Happens If I Become Totally Disabled?

If you become totally disabled prior to age 60 and are unable to work in any occupation, Prudential will extend your GVUL coverage so that you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 65 or are no longer totally disabled. When you reach age 65 or are no longer totally disabled, you may continue your GVUL Coverage even if you are on a disability leave of absence. Prudential will bill you directly for premium payments, and will charge a fee of $3 per bill.


Can Coverage Be Continued at Retirement?

Yes. Prudential will bill you directly for premium payments, and will charge a fee of $3 per bill.


Can Coverage Be Continued When Leaving the Group For Reasons Other Than Retirement?

You may continue GVUL coverage on a "portable" basis if you leave for any reason and are no longer an Eligible Group Member. We call this "Portable Coverage." Portable rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee of $3 per bill.


Does Coverage End At A Certain Age?

Yes. Your GVUL coverage will end at age 100. See the How Prudential Issues Certificates section of the prospectus to see what options you have when your GVUL coverage ends.

Charges and Expenses

What Are the Charges?

The current charges under your Group Contract are as follows:

1. Charges Deducted From Each Premium Payment. Prudential deducts a charge of 2.60% from each premium payment. This charge is to compensate Prudential for a portion of the costs and taxes we incur in selling the Group Contract and Certificate.

2. Daily charges for mortality and expense risks. Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account. The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45% (never to exceed 0.90%).

3. Daily charges for investment management fees and expenses. Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described in The Funds supplement.

4. Monthly charges. Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $3 for administrative expenses from your Certificate Fund.

5. Possible additional charges. Prudential will not charge for the first 12 transfers you make between investment options in a Certificate Year. But, if you make more than 12 transfers in a Certificate Year, Prudential will charge $20 per transfer. Prudential does not currently charge for other transactions, but reserves the right to do so in the future, as explained in the prospectus.

See the Charges and Expenses section of the prospectus for more details.


What Are My Cancellation Rights?

You may return a Certificate for a refund within 10 days after receiving it. These 10 days are known as the "free look" period. You can ask for a refund by mailing the Certificate back to Prudential. During the first 20 days after the Certificate Date, your premium payments are held in the Fixed Account.

See the A "Free Look" Period section of the prospectus for more details.

Investment Options

What Investment Options are Available?

The Funds

Set out below is a list of each available Fund, its investment objective, investment management fees and other expenses, and its investment advisor/investment manager. Some Funds also provide information about their principal strategies.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

Fund Names and Objectives

The Prudential Series Fund, Inc.

The portfolios of the Series Fund in which the Separate Account may currently invest and their investment objectives and principal strategies are as follows:

Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio invests primarily in higher grade debt obligations and high quality money market investments.

Equity Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

Equity Income Portfolio: The investment objective is both current income and capital appreciation. The Portfolio invests primarily in common stocks and convertible securities that provide good prospects for returns above those of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") or the NYSE Composite Index.

Flexible Managed Portfolio: The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months or less.

Prudential Jennison Portfolio: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of major established corporations that offer above-average growth prospects.

Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").


Lazard Retirement Series, Inc.

The portfolio of the Lazard Retirement Series, Inc. in which the Separate Account may currently invest and its investment objective is as follows:

Small Cap Portfolio: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively small U.S. companies in the range of the Russell 2000 Index that the investment manager believes are undervalued based on their earnings, cash flow or asset values.

Janus Aspen Series

The portfolios of the Janus Aspen Series in which the Separate Account may currently invest and their investment objectives are as follows:

Growth Portfolio: The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.

International Growth Portfolio: The investment objective of this Portfolio is long-term growth of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of issuers located outside the United States.

Franklin Templeton

The Class 2 portfolio of the Templeton Variable Products Series Fund in which the Separate Account may currently invest and its investment objective is as follows:

Templeton International Securities Fund: The fund's investment goal is long-term capital growth. Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of companies located outside the U.S., including emerging markets.

Kemper Variable Series

The portfolio of Kemper Variable Series in which the Separate Account may currently invest (the "Kemper Series") and its investment objective is as follows:

High Yield Portfolio: Seeks to provide a high level of current income by investing in lower rated fixed-income securities.


MFS(R) Variable Insurance Trust

The portfolios of the MFS Variable Insurance Trust in which the Separate Account may currently invest and its investment objectives is as follows:

MFS Research Series: Seeks to provide long-term growth of capital and future income.


T. Rowe Price Variable Funds

The portfolios of the T. Rowe Price Equity Series, Inc. in which the Separate Account may currently invest and their investment objectives are as follows:

Equity Income Portfolio: Seeks to provide substantial dividend income as well as long-term growth of capital by investing primarily in the common stocks of established companies paying above-average dividends, with favorable prospects for both increasing dividends and capital appreciation.

New America Growth Portfolio: Seeks to provide long-term growth of capital by investing primarily in common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Fast growing companies can be found across an array of industries in today's "new America". The choice of industry sectors would reflect such factors as overall revenue growth of the component companies and the sectors contribution to GDP from year to year.

Fund Fees and Expenses

====================================================================================================================

                  Funds                        Investment       12b-1       Other              Total Fund
                                             Management Fee     Fees      Expenses           Annual Expenses
                                                                                             (After Expense
                                                                                           Reimbursements) (1)
--------------------------------------------------------------------------------------------------------------------
The Prudential Series Fund, Inc.
 Diversified Bond Portfolio                      0.40%            -        0.03%                  0.43%
 Equity Portfolio                                0.45%            -        0.02%                  0.47%
 Equity Income Portfolio                         0.40%            -        0.02%                  0.42%
 Flexible Managed Portfolio                      0.60%            -        0.02%                  0.62%
 Global Portfolio                                0.75%            -        0.09%                  0.84%
 Money Market Portfolio                          0.40%            -        0.02%                  0.42%
 Prudential Jennison Portfolio                   0.60%            -        0.03%                  0.63%
 Stock Index Portfolio                           0.35%            -        0.04%                  0.39%


Franklin(R) Templeton(R):
Templeton Variable Products
Series Fund (Class 2 Shares)
 International Securities Fund (2)(3)            0.69%         0.25%       0.19%                  1.13%

Janus Aspen Series
 Growth Portfolio(4)                             0.65%                     0.02%                  0.67%
 International Growth Portfolio(4)               0.65%                     0.11%                  0.76%


Kemper Variable Series
 High Yield Portfolio                            0.60%            -        0.07%                  0.67%


Lazard Retirement Series, Inc.
 Small Cap Portfolio(5)                          0.75%         0.25%       0.25%                  1.25%


MFS(R) Variable Insurance Trust
 MFS Research Series (6)                         0.75%            -        0.11%                  0.86%

T. Rowe Price Variable Funds
 Equity Income Portfolio(7)                      0.85%            -        0.00%                  0.85%
 New America Growth Portfolio (7)                0.85%            -        0.00%                  0.85%

====================================================================================================================


     (1) Some, but not all, of the Funds have expense reimbursement or fee waiver arrangements. Without these arrangements, Total Fund Annual Expenses would have been higher. More information appears in the footnotes that accompany the Funds that have expense reimbursement or fee waiver arrangements.

     (2) The fund's class 2 distribution plan or "rule 12b-1" is described in the fund's prospectus. While the maximum amount payable under the fund's class 2 rule 12b-1 plan is 0.35% per year of the fund's average daily net assets, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust has set the current rate at 0.25% per year.

     (3) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton International Equity Fund, effective 5/1/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expense after 5/1/00 would be estimated as: Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20% and Total Fund Operating Expenses 1.10%.

     (4) Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for Growth, and International Growth Portfolios. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreement. All expenses are shown without the effect of expense offset arrangements.

     (5) Effective May 1, 1999, the Investment Advisor agreed to waive its fees and/or reimburse the Portfolios through December 31, 2000 to the extent that the Portfolio's average daily net assets exceed 1.25%. Absent fee waivers and/or reimbursements, Other Expenses and Total Fund Annual Expenses for the year ended December 31, 1999 would have been 7.31%.

     (6) The series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses.

     (7) The investment management fee includes the ordinary expenses of operating the Portfolios.


Fund Advisers

Prudential is the investment adviser of each of the portfolios of the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a service agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a subadvisory agreement with its wholly-owned subsidiary Jennison Associates LLC ("Jennison"), under which Jennison provides investment advisory services for the Prudential Jennison Portfolio. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential, PIC and Jennison are registered as investment advisers under the Investment Advisers Act of 1940.

Templeton Investment Counsel, Inc. ("TICI") serves as the investment manager for the Asset Strategy Fund, and International Securities Fund. TICI is a Florida corporation with offices at Broward Financial Centre, Fort Lauderdale, Florida 33394-3091. The Investment manager for the Developing Markets Securities Fund is Templeton Asset Management Ltd., a Singapore corporation with offices at 7 Temasek Blvd., #38-03, Suntec Tower One, Singapore 038987. Templeton Global Advisors Limited ("TAML") serves as an investment manager for Templeton Growth Series Fund. TAML has offices in Lyferd Bay Nassau, N.P. Bahamas. Franklin Advisors, Inc. ("FA") serves as an investment-manager for Templeton Global Income Securities, Inc. FA has offices at 777 Mariners Island Blvd, San Mateo, CA 94403. The principal underwriter of the funds is Franklin Templeton Distributors, Inc., 100 Fountain Parkway, St. Petersburg, Florida 33716-1205.

Janus Capital Corporation ("Janus Capital") serves as the investment adviser and principal underwriter to each of the above-mentioned portfolios. Janus Capital's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

The asset manager of the Kemper Variable Series portfolios is Scudder Kemper Investments, Inc. ("Scudder Kemper"). Scudder Kemper's principal business address is Two International Place, Boston, Massachusetts 02110-4103.

Lazard Asset Management, a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company serves as the investment manager and principal underwriter to each of the above-mentioned portfolios. Lazard Freres' principal business address is 30 Rockefeller Plaza, New York, New York 10112.

The investment adviser for each series is Massachusetts Financial Services Company ("MFS"). MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116. The principal underwriter of the series is MFS Fund Distributors, Inc. located at 500 Boylston Street, Boston, Massachusetts 02116.

The investment manager for each portfolio, is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202. Rowe Price-Fleming International Inc. ("Price-Fleming") an affiliate of T. Rowe Price, serves as an investment advisor to the International Stock Portfolio and its U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price Investment Services, Inc. serves as the principal underwriter of the portfolios.

Your enrollment kit gives more information about the past performance of each investment option. This past performance is no guarantee of future results.

Certain Funds have investment objectives and policies resembling those of mutual funds within the same complex that are sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of it's retail fund counterpart.

You will receive a prospectus for each available Fund. That prospectus will describe the Fund, it's investment objective and strategies, its risks, and it's management fees and other expenses. You should read the Fund prospectuses together with this prospectus and supplement. As with all mutual funds, a Fund may not meet its investment objective. Subject to applicable law, Prudential may stop offering one or more funds or may substitute a different mutual fund for any Fund.

Each Fund has provided Prudential with information about its management fees and other expenses. Except for the Series Fund, Prudential has not verified that information independently.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%. For more information, see The Fixed Account section in the Prospectus.

Illustration Of Death Benefits And Cash Surrender Values

The next several pages shows examples of how the Death Benefit and the Cash Surrender Value of your Certificate can change as a result of the performance of the investment options selected. The examples are not our prediction of how value will grow. They are hypothetical examples and are just intended to show you how a Certificate works.

We call these examples "illustrations." The illustrations are based on several assumptions about the age of the Participant, the amount of insurance, and the rules of the Group Contract.


Assumptions we used for both illustrations

Here's what we assumed about the Certificate in both illustrations:

     . The Participant was 40 years old when he or she bought the Group Variable Universal Life Insurance Certificate.

     .    The Face Amount of insurance under the Certificate is $100,000.

     . The Participant makes a $100 premium payment on the first day of each month, for a total of $1200 over the course of each year.


Illustration #1

In Illustration #1, we assumed that the current charges Prudential deducts would stay the same as long as the Certificate remains in effect. Accordingly, we assumed the following charges:

     . The charge deducted from each premium payment for taxes on premium payments is 2.6%.

     .    Prudential deducts no sales charge from premium payments.

     .    Prudential deducts no processing charge from premium payments.

     . Each month, Prudential deducts a $3 charge for administrative expenses.

     . Prudential deducts a charge equal to an annual rate of 0.45% for mortality and expense risks.

     .    Prudential does not deduct a surrender charge.

     . The illustration uses assumed cost of insurance charges. Actual cost of insurance charges will vary by Group Contract. See the Charges and Expenses section of the prospectus.

     .    Prudential does not deduct a surrender charge.

Illustration #2

In Illustration #2, we changed our assumptions about the charges Prudential will deduct from the Certificate. Instead of current charges, we assumed that the maximum charges permitted under the Group Contract would be made.

Here's what we assumed:

     . The charge deducted from each premium payment for taxes on premium payments is 2.6%. (Since Prudential would increase this charge only if a state increases its tax charge to us, we left this charge at the current level.)

     . Prudential deducts a sales charge equal to 3.5% from each premium payment.

     . Prudential deducts a processing charge of $2 from each premium payment.

     . Each month, Prudential deducts a $6 charge for administrative expenses.

     . Prudential deducts a charge equal to an annual rate of 0.90% for mortality and expense risks.

     . The Participant has cost of insurance charges equal to the maximum rates. (The maximum rates that Prudential can charge are 150% of the 1980 Commissioner's Standard Ordinary Mortality Table [Male], Age Last Birthday (the "1980 CSO")).

     . Prudential deducts a charge upon surrender equal to the lesser of $20 or 2% of the amount surrendered.


Assumptions about how the Certificate Fund was invested

We assumed that the Certificate Fund was invested in equal amounts in each of the 16 Funds available under the Group Contract.

Each illustration shows three different assumptions about the investment performance B or "investment return" B of the Funds. The three different assumptions are:

     .    gross annual rate of return is 0%

     .    gross annual rate of return is 4.5%

     .    gross annual rate of return is 9%

These are only assumptions to show how the Death Benefit and Cash Surrender Value change depending on the investment return. Actual investment return will depend on the investment options you select and will vary from year to year.

Walking through the Illustrations

Here's what to look for in the illustrations:

     .    The first column shows the Certificate Year.

     . The second column gives you some context for comparing the investment return under the Certificate to the return you might expect from a savings account. It shows the amount you would accumulate if you invested the same premiums in a savings account paying a 4% effective annual rate. (Of course, unlike the Certificate, a savings account does not offer life insurance protection.)

     . The next three columns show what the Death Benefit would be for each of the four investment return assumptions (0%, 4.5% and 9%).

     . The last three columns show what the Cash Surrender Value would be for each of the four investment return assumptions (0%, 4.5% and 9%).

You should note that:

     .    Both "gross" and "net" investment returns are shown.

     . "Gross" investment return reflects the combined effect of both income on the investment and capital gains. It is the amount of return before Prudential takes out any of its charges and before any Fund investment management fees and other expenses are taken out.

     . "Net" investment return is the amount of the investment return after Prudential takes out its charges and after Fund investment management fees and other expenses are taken out. Since Illustration #1 and Illustration #2 use different assumptions about charges, the "net" investment returns for each illustration are different. For some of the Funds, the Fund's investment advisor or other entity is absorbing certain of the Fund's expenses. In deriving net investment return, we used those reduced Fund expenses.

     . Fund investment management fees and other expenses were assumed to equal 0.70% per year, which was the average Fund expense in 1999.

     . For Illustration #1, Prudential's mortality and expense risk charges are 0.45% per year. (In Illustration #1, we assumed that Prudential's current charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.15%, 3.35% and 7.85%.

     . For Illustration #2, Prudential's mortality and expense risk charges are 0.90% per year. (In Illustration #2, we assumed that Prudential's maximum charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.60%, 2.90% and 7.40%.

     . The Death Benefits and Cash Surrender Values are shown with all of Prudential's charges and Fund investment management fees and other expenses taken out.

     .    We assumed no loans or partial withdrawals were taken.

Neither illustration reflects Dividends or Experience Credits.

If you ask, Prudential will give you a similar illustration for a Certificate that shows your age, risk class, proposed Face Amount of insurance, and proposed premium payments. We refer to this as a "personalized illustration."

We show these rates of investment return only to help you understand how the Certificate works. You should not assume that the investment rates of return are actual rates of return. You should also not assume that these rates are examples of past or future investment performance. Neither Prudential nor the Funds can tell you whether these rates of investment return can actually be achieved.

The actual rates of investment return for your Certificate will depend on how the investment options that you choose perform. You may earn more or less than what is shown in the illustration.

The Death Benefits and Cash Surrender Values would be different from those shown if the actual rate of return for a Certificate Year varied above or below the average, hypothetical rates of 0%, 4.5% and 9%.

                                 ILLUSTRATION #1

               GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                         SPECIFIED FACE AMOUNT: $100,000
                                  ISSUE AGE 40
              ASSUME PAYMENT OF $100 MONTHLY PREMIUMS FOR ALL YEARS
                         USING CURRENT EXPENSE CHARGES*


                                               Death Benefit (1)                             Cash Surrender Value (1)
                                ---------------------------------------------   -----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)           Assuming Hypothetical Gross (and Net)
                                            Annual Investment Return of                     Annual Investment Return of
  End of         Premiums       ---------------------------------------------   -----------------------------------------------
Certificate    Accumulated       0% Gross          4.5% Gross       9% Gross      0% Gross           4.5% Gross       9% Gross
   Year       at 4% per year    (-1.38%) Net       (3.12% Net)    (7.62% Net)   (-1.38%) Net        (3.12% Net)     (7.62% Net)
   ----       --------------    ------------       -----------    -----------   ------------        -----------     -----------
          1           $1,226        $101,002          $101,026       $101,050         $1,002             $1,026          $1,050
          2            2,501         101,992           102,087        102,183          1,992              2,087           2,183
          3            3,827         102,971           103,183        103,405          2,971              3,183           3,405
          4            5,206         103,929           104,306        104,713          3,929              4,306           4,713
          5            6,640         104,865           105,456        106,112          4,865              5,456           6,112
          6            8,131         105,783           106,636        107,613          5,783              6,636           7,613
          7            9,682         106,683           107,848        109,223          6,683              7,848           9,223
          8           11,295         107,562           109,091        110,950          7,562              9,091          10,950
          9           12,973         108,411           110,355        112,792          8,411             10,355          12,792
         10           14,718         109,229           111,638        114,755          9,229             11,638          14,755
         15           24,546         112,720           118,234        126,599         12,720             18,234          26,599
         20           36,503         114,889           124,758        142,489         14,889             24,758          42,489
         25           51,051         115,198           130,519        163,528         15,198             30,519          63,528
         30           68,751         112,278           133,756        190,292         12,278             33,756          90,292
         35           90,286         104,257           131,707        222,817          4,257             31,707         122,817
         40          116,486               0 (2)       119,829        259,784              0 (2)         19,829         159,784

(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

* An assumed set of cost of insurance rates was used. The actual rates for a particular group may vary from the rates used in this illustration.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5%, AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                 ILLUSTRATION #2

               GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                         SPECIFIED FACE AMOUNT: $100,000
                                  ISSUE AGE 40
              ASSUME PAYMENT OF $100 MONTHLY PREMIUMS FOR ALL YEARS
                        USING MAXIMUM CONTRACTUAL CHARGES



                                                 Death Benefit (1)                               Cash Surrender Value (1)
                                ---------------------------------------------   -----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)           Assuming Hypothetical Gross (and Net)
                                            Annual Investment Return of                     Annual Investment Return of
  End of         Premiums       ---------------------------------------------   -----------------------------------------------
Certificate    Accumulated       0% Gross          4.5% Gross       9% Gross      0% Gross           4.5% Gross       9% Gross
   Year       at 4% per year    (-1.60%) Net       (2.90% Net)    (7.40% Net)   (-1.60%) Net        (2.90% Net)     (7.40% Net)
   ----       --------------    ------------       -----------    -----------   ------------        -----------     -----------

          1           $1,226        $100,553          $100,566       $100,579           $542               $555            $568
          2            2,501         101,057           101,108        101,161          1,037              1,088           1,141
          3            3,827         101,509           101,621        101,738          1,489              1,601           1,718
          4            5,206         101,907           102,100        102,310          1,887              2,080           2,290
          5            6,640         102,249           102,543        102,871          2,229              2,523           2,851
          6            8,131         102,530           102,941        103,416          2,510              2,921           3,396
          7            9,682         102,749           103,293        103,941          2,729              3,273           3,921
          8           11,295         102,905           103,593        104,442          2,885              3,573           4,422
          9           12,973         102,991           103,833        104,910          2,971              3,813           4,890
         10           14,718         103,005           104,008        105,339          2,985              3,988           5,319
         15           24,546         101,639           103,407        106,324          1,619              3,387           6,304
         20           36,503               0 (2)             0 (2)    103,538              0 (2)              0 (2)       3,518
         25           51,051               0                 0              0 (2)          0                  0               0 (2)
         30           68,751               0                 0              0              0                  0               0
         35           90,286               0                 0              0              0                  0               0
         40          116,486               0                 0              0              0                  0               0

(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5%, AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.